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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 14, 1998



                            BOYD GAMING CORPORATION
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                                     ------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


        1-12168                                                 88-0242733
        -------                                                 ----------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                           2950 South Industrial Road
                            Las Vegas, Nevada 89109
                            -----------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (702) 792-7200
                                 --------------
                        (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS.

Atlantic City Joint Venture

     On July 14, 1998, the Company, through a wholly-owned subsidiary, entered into an amended and restated joint venture agreement (the "Amended Agreement") with a subsidiary of Mirage Resorts, Incorporated ("Mirage") to jointly develop and own a casino hotel entertainment facility in Atlantic City, New Jersey (the "Atlantic City Project"). Among other things, the Amended Agreement provides for the settlement of litigation between the Company and Mirage relating to the joint venture agreement that the Company and Mirage entered into in May 1996. The Atlantic City Project, which is expected to cost approximately $750 million, is planned to be one component of a multi-facility casino entertainment development master-planned by Mirage for the Marina district of Atlantic City. Pursuant to the Amended Agreement, the Company will manage the development and operation of the Atlantic City Project. The Atlantic City Project will be adjacent and connected to Mirage's planned wholly-owned resort. The Company recently received a statement of compliance for a gaming license from the New Jersey Casino Control Commission. The Mirage Joint Venture will give the Company a presence in Atlantic City, the primary casino gaming market serving the Eastern United States.

     On July 14, 1998, the Company issued a press release concerning the Mirage Joint Venture, the text of which press release is attached hereto as Exhibit
99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements - none.

     (b) Pro Forma Financial Information - none.

     (c) Exhibits.

     EXHIBIT NO.         DESCRIPTION
     -----------         -----------

        99.1 Registrant's Press Release, dated July 14, 1998, regarding Atlantic City Project.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOYD GAMING CORPORATION

Date:  July 29, 1998                    /s/ ELLIS LANDAU
                                        ---------------------------------
                                        Ellis Landau
                                        Executive Vice President,
                                        Treasurer and Chief Financial
                                        Officer









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                                 EXHIBIT INDEX



     EXHIBIT NO.         DESCRIPTION
     -----------         -----------

        99.1 Registrant's Press Release, dated July 14, 1998, regarding Atlantic City Project.